----------------------------------------------------------

                          PRIVATE EQUITY LINE AGREEMENT

                                 by and between

                           KINGSBRIDGE CAPITAL LIMITED

                                       and

                                  PIXTECH, INC.

                           dated as of August 9, 1999

          ------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                             Page
ARTICLE I......................................................................................1

     Section 1.1 [RESERVED]....................................................................1

     Section 1.2...............................................................................1

     Section 1.3...............................................................................1

     Section 1.4...............................................................................1

     Section 1.5...............................................................................1

     Section 1.6...............................................................................1

     Section 1.7...............................................................................2

     Section 1.8...............................................................................2

     Section 1.9...............................................................................2

     Section 1.10..............................................................................2

     Section 1.11..............................................................................2

     Section 1.12..............................................................................2

     Section 1.13..............................................................................2

     Section 1.14..............................................................................2

     Section 1.15..............................................................................2

     Section 1.16..............................................................................2

     Section 1.18..............................................................................2

     Section 1.19..............................................................................2

     Section 1.20..............................................................................2

     Section 1.21..............................................................................2

     Section 1.22..............................................................................2

     Section 1.23..............................................................................2

     Section 1.24..............................................................................3

     Section 1.25..............................................................................3

     Section 1.26..............................................................................3

     Section 1.27..............................................................................3

     Section 1.28..............................................................................3

     Section 1.29..............................................................................3

     Section 1.30..............................................................................3

     Section 1.31..............................................................................3

     Section 1.32..............................................................................3

     Section 1.33..............................................................................3

     Section 1.34..............................................................................3

     Section 1.35..............................................................................3

     Section 1.36..............................................................................4

     Section 1.37..............................................................................4

     Section 1.38..............................................................................4

     Section 1.39..............................................................................4

     Section 1.40..............................................................................4

     Section 1.41..............................................................................4

     Section 1.42..............................................................................4

     Section 1.43..............................................................................4

     Section 1.44..............................................................................4

     Section 1.45..............................................................................4

     Section 1.46..............................................................................4

     Section 1.47..............................................................................4

     Section 1.48..............................................................................5

     Section 1.49..............................................................................5

     Section 1.50..............................................................................5

ARTICLE II.....................................................................................5

     Section 2.1 Investments...................................................................5

     Section 2.2 Mechanics.....................................................................6

     Section 2.3 Closings......................................................................6

     Section 2.4 Termination of Investment Obligation..........................................6

     Section 2.5 The Warrant...................................................................7

     Section 2.6 Blackout Shares...............................................................7

     Section 2.7 Liquidated Damages............................................................7

ARTICLE III....................................................................................7

     Section 3.1  Intent.......................................................................8

     Section 3.2  Sophisticated Investor.......................................................8

     Section 3.3  Authority....................................................................8

     Section 3.4  Not an affiliate.............................................................8

     Section 3.5  Organization and Standing....................................................8

     Section 3.6  Absence of Conflicts.........................................................8

     Section 3.7  Disclosure; Access to Information............................................8

     Section 3.8  Manner of Sale...............................................................8

ARTICLE IV.....................................................................................8

     Section 4.1  Organization of the Company..................................................9

     Section 4.2  Authority....................................................................9

     Section 4.3  Capitalization...............................................................9

     Section 4.4  Common Stock.................................................................9

     Section 4.5  SEC Documents................................................................9

     Section 4.6 Exemption from Registration; Valid Issuances.................................10

     Section 4.7  No General Solicitation or Advertising in Regard to this Transaction........10

     Section 4.8  Corporate Documents.........................................................10

     Section 4.9 No Conflicts.................................................................10

     Section 4.10 No Material Adverse Change..................................................11

     Section 4.11 No Undisclosed Liabilities..................................................11

     Section 4.12 No Undisclosed Events or Circumstances......................................11

     Section 4.13 No Integrated Offering......................................................11

     Section 4.14 Litigation and Other Proceedings............................................11

     Section 4.15 No Misleading or Untrue Communication.......................................11

     Section 4.16 Material Non-Public Information.............................................11

ARTICLE V.....................................................................................12

ARTICLE VI....................................................................................12

     Section 6.1 Registration Rights..........................................................12

     Section 6.2 Reservation of Common Stock..................................................12

     Section 6.3 Listing of Common Stock......................................................12

     Section 6.4 Exchange Act Registration....................................................12

     Section 6.5 Legends......................................................................12

     Section 6.6 Corporate Existence..........................................................13

     Section 6.7 Additional SEC Documents.....................................................13

     Section 6.8 Notice of Certain Events Affecting Registration; Suspension of Right
          to Make a Put.......................................................................13

     Section 6.9 Expectations Regarding Put Notices...........................................13

     Section 6.10  Consolidation; Merger......................................................13

     Section 6.11 Issuance of Put Shares, Warrant Shares and Blackout Shares..................13

     Section 6.12 Legal Opinion on Subscription Date..........................................14

     Section 6.13 No Other Equity Lines.......................................................14

ARTICLE VII...................................................................................14

     Section 7.1 Conditions Precedent to the Obligation of the Company to Issue and
          Sell Common Stock...................................................................14

     Section 7.2 Conditions Precedent to the Right of the Company to Deliver a Put
          Notice and the Obligation of the Investor to Purchase Put Shares....................14

     Section 7.3 Due Diligence Review; Non-Disclosure of Non-Public Information...............16

ARTICLE VIII..................................................................................17

     Section 8.1  Legends.....................................................................17

     Section 8.2 No Other Legend or Stock Transfer Restrictions...............................18

     Section 8.3  Investor's Compliance.......................................................18

ARTICLE IX....................................................................................18

     Section 9.1 Indemnification..............................................................18

     Section 9.2 Method of Asserting Indemnification Claims...................................19

ARTICLE X.....................................................................................22

     Section 10.1 Fees and Expenses...........................................................22

     Section 10.2 Reporting Entity for the Common Stock.......................................22

     Section 10.3 Brokerage...................................................................22

     Section 10.4 Notices.....................................................................22

     Section 10.5 Assignment..................................................................23

     Section 10.6 Amendment; No Waiver........................................................24

     Section 10.7 Annexes and Exhibits; Entire Agreement......................................24

     Section 10.8 Termination; Survival.......................................................24

     Section 10.9 Severability................................................................24

     Section 10.10 Title and Subtitles........................................................24

     Section 10.11 Counterparts...............................................................24

     Section 10.12 Choice of Law..............................................................24

                                                                  EXECUTION COPY


                          PRIVATE EQUITY LINE AGREEMENT

                                 by and between

                           KINGSBRIDGE CAPITAL LIMITED

                                       and

                                  PIXTECH, INC.

                           dated as of August 9, 1999

     This PRIVATE EQUITY LINE AGREEMENT is entered into as of the 9th day of August, 1999 (this "Agreement"), by and between KINGSBRIDGE CAPITAL LIMITED (the "Investor"), an entity organized and existing under the laws of the British Virgin Islands, and PIXTECH, INC. a corporation organized and existing under the laws of the State of Delaware (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase, up to $15,000,000 of the Common Stock (as defined below); and

     WHEREAS,  such  investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder from time to time.

     NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I
                               CERTAIN DEFINITIONS

     Section 1.1 [RESERVED]

     Section 1.2 "Average Daily Trading Volume" shall mean, with respect to any date, the average of the daily trading volumes for the Common Stock on the Principal Market for twenty-six (26) of the thirty (30) Trading Days immediately preceding such date, after removing the Trading Days with the two (2) highest trading volumes and the Trading Days with the two (2) lowest trading volumes.

     Section 1.3 "Bid Price" shall mean, with respect to any Trading Day, the closing bid price on such Trading Day (as reported by Nasdaq) of the Common Stock on the Principal Market.

     Section 1.4 "Blackout  Shares"  shall have the meaning  assigned to them in
Section 2.6.

     Section 1.5 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

     Section 1.6 "Closing" shall mean one of the closings of a purchase and sale of the Common Stock pursuant to Section 2.1.

     Section 1.7 "Closing Date" shall mean, with respect to a Closing, the second Trading Day following the Put Date related to such Closing, provided all conditions to such Closing have been satisfied on or before such Trading Day.

     Section 1.8 "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earlier to occur of (x) the date on which the Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price equal to the Maximum Commitment Amount, (y) the date this Agreement is terminated pursuant to
Section 2.4, or (z) the date occurring twenty four (24) months from the date of commencement of the Commitment Period.

     Section 1.9 "Common Stock" shall mean the Company's common stock, $0.01 par value per share.

     Section 1.10 "Common Stock Equivalents" shall mean any securities that are convertible into or exchangeable for Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.

     Section 1.11 "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2 of this Agreement.

     Section 1.12 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation).

     Section 1.13 "Discount" shall mean with respect to any Put (i) if the closing trade price of the Common Stock shall be equal to or greater than three dollars ($3.00) per share on the applicable Put Date ten percent (10%) or (ii) if the closing trade price of the Common Stock shall be less than three dollars ($3.00) per share on the applicable Put Date twelve percent (12%).

     Section  1.14  "Effective  Date" shall mean the date on which the SEC first
declares   effective  a  Registration   Statement   registering  resale  of  the
Registrable Securities as set forth in Section 7.2(a).

     Section 1.15 "Escrow Agreement" shall mean the escrow agreement in the form of Exhibit A entered into pursuant to Section 7.2(o) hereof.

     Section 1.16 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

     Section 1.18 "Investment Amount" shall mean the dollar amount (within the range specified in Section 2.2) to be invested by the Investor to purchase Put Shares with respect to any Put Notice as provided by the Company to the Investor in accordance with Section 2.2 hereof.

     Section 1.19 "Legend" shall have the meaning specified in Section 8.1.

     Section 1.20 "Market Price" on any given date shall mean the average of the closing trade prices of the Common Stock over the Valuation Period. "Closing trade price" shall mean the closing price of the Common Stock (as reported by Bloomberg L.P.) at the end of any Trading Day.

     Section 1.21 "Maximum Commitment Amount" shall mean $15,000,000.

     Section 1.22 "Minimum Commitment Amount" shall mean $5,000,000.

     Section 1.23 "Material Adverse Effect" shall mean any effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under any of
(i) this Agreement, (ii) the Registration Rights Agreement, (iii) the Escrow Agreement and (iv) the Warrant.

     Section 1.24 "Maximum Put Amount" shall mean with respect to any Put the amount determined in accordance with the table set forth on Annex A hereto.

     Section 1.25 "Minimum Put Amount" shall mean $125,000.

     Section 1.26 "NASD" shall mean the National Association of Securities Dealers, Inc.

     Section 1.27 "Outstanding" when used with reference to Common Shares or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not refer to any such Shares then directly or indirectly owned or held by or for the account of the Company.

     Section  1.28  "Person"  shall  mean  an  individual,   a  corporation,   a
partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section 1.29 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     Section 1.30 "Purchase Price" shall mean, with respect to a Put, the Market Price on the applicable Put Date (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement) less the product of the Discount and the Market Price.

     Section 1.31 "Put" shall mean each occasion the Company elects to exercise its right to tender a Put Notice requiring the Investor to purchase a specified amount of the Company's Common Stock, subject to the terms and conditions of this Agreement.

     Section 1.32 "Put Date" shall mean the Trading Day during the Commitment Period that a Put Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.2(b) hereof.

     Section 1.33 "Put Notice" shall mean a written notice to the Investor setting forth the Investment Amount that the Company intends to require the Investor to purchase pursuant to the terms of this Agreement.

     Section 1.34 "Put Shares" shall mean all shares of Common Stock issued or issuable pursuant to a Put that has been exercised or may be exercised in accordance with the terms and conditions of this Agreement.

     Section 1.35 "Registrable Securities" shall mean the (i) Put Shares, (ii) the Warrant Shares, (iii) the Blackout Shares and (iv) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (w) the Registration Statement has been declared effective by the SEC and all Registrable Securities have been disposed of pursuant to the Registration Statement, (x) all Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (y) such time as all Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (z) in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor, all Registrable Securities may be sold without registration or the need for an exemption from any registration requirements and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

     Section 1.36 "Registration Rights Agreement" shall mean the registration rights agreement in the form of Exhibit B hereto.

     Section 1.37 "Registration Statement" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement, and the Warrant and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

     Section 1.38 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.39 "SEC" shall mean the Securities and Exchange Commission.

     Section 1.40 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.41 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.42 "SEC Documents" shall mean the Company's latest Form 10-K as of the time in question, all Forms 10-Q and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

     Section 1.43 "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

     Section 1.44 "Trading Cushion" shall mean the mandatory fifteen (15) Trading Days between Put Dates.

     Section 1.45 "Trading Day" shall mean any day during which the Principal Market shall be open for business.

     Section 1.46 "Underwriter" shall mean any underwriter (but not including the Investor) participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement.

     Section 1.47 "Valuation Event" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

     (a) subdivides or combines its Common Stock;

     (b) pays a dividend in its Capital Stock or makes any other distribution of its Capital Shares, except for dividends paid or distributions made in respect of preferred stock;

     (c) issues any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing Subsections (a) and (b) above, at a price per share less, or for other consideration lower than, the Bid Price in effect immediately prior to such issuance, or without consideration;

     (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the average of the Bid Prices for the day preceding the issue dae, the issue date and the day following the issue date;

     (e) issues any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

     (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital (except for dividends paid or distributions made in respect of preferred stock) or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

     (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a materially adverse effect upon the rights of the Investor at the time of a Put or exercise of the Warrant.

     Section 1.48 "Valuation Period" shall mean the period of five (5) Trading Days during which the Purchase Price of the Common Stock is valued, which period shall be with respect to the Purchase Price on any Put Date, the two (2) Trading Day preceding and the two (2) Trading Days following the Trading Day on which the applicable Put Notice is deemed to be delivered, as well as the Trading Day on which such notice is deemed to be delivered; provided, however, that if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the fifth Trading Day thereafter.

     Section 1.49 "Warrant" shall mean the Warrant issued by the Company to the Investor pursuant to Section 2.5 hereof in further consideration of the Investor's obligations hereunder.

     Section 1.50 "Warrant Shares" shall mean all shares of Common Stock issued or issuable pursuant to exercise of the Warrant.


                                   ARTICLE II
                PURCHASE AND SALE OF COMMON STOCK; TERMINATION OF
                      OBLIGATIONS; WARRANT; BLACKOUT SHARES

     Section 2.1 Investments.

     (a) Puts. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Trading Day during the Commitment Period the Company may exercise a Put by the delivery of a Put Notice. The number of Put Shares that the Investor shall receive pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price with respect to such Put Date rounded down to the nearest whole share.

     (b) Minimum Amount of Puts. The Company shall, in accordance with Section 2.2(a), issue and sell Put Shares to the Investor and the Investor shall purchase Put Shares from the Company totaling (in aggregate Purchase Prices) at least the Minimum Commitment Amount. If the Company for any reason fails to issue and deliver such Put Shares during the Commitment Period, on the first Trading Day after the expiration of the Commitment Period, the Company shall wire to the Investor a sum in immediately available funds equal to the product of (X) the Minimum Commitment Amount minus the aggregate Investment Amounts of the Put Shares delivered to the Investor hereunder and (Y) the Discount.

     (c) Maximum Amount of Puts. Unless the Company obtains the requisite approval of its shareholders in accordance with the corporate laws of Delaware and the applicable rules of the Principal Market (unless a waiver is obtained therefrom), no more than 19.9% of the Outstanding shares of Common Stock may be issued and sold pursuant to Puts.

     Section 2.2 Mechanics.

     (a) Put Notice. At any time during the Commitment Period, the Company may deliver a Put Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the Investment Amount for each Put as designated by the Company in the applicable Put Notice shall be neither less than the Minimum Put Amount nor more than the Maximum Put Amount.

     (b) Date of Delivery of Put Notice. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon New York time, or
     (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day.

     Section 2.3 Closings. On each Closing Date for a Put, (i) the Company shall deliver into escrow one or more certificates, at the Investor's option, representing the Put Shares to be purchased by the Investor pursuant to Section
2.1 herein, registered in the name of the Investor and (ii) the Investor shall deliver into escrow the Investment Amount specified in the Put Notice by wire transfer of immediately available funds to the account provided for in the Escrow Agreement. In addition, on or prior to such Closing Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of the Investment Amount to the Company and delivery of such certificate(s) to the Investor shall occur out of escrow in accordance with the Escrow Agreement; provided, however, that to the extent the Company has not paid the fees, expenses and disbursements of the Investor's counsel in accordance with Section 10.1, the amount of such fees, expenses and disbursements shall be paid in immediately available funds, at the direction of the Investor, to Investor's counsel with no reduction in the number of Put Shares issuable to the Investor on such Closing Date; provided, further, that so long as the Investor shall maintain professional liability, errors and omissions liability and/or directors' and officers' liability insurance ("Private Equity Insurance") for its activities related to the Put Shares, the Warrant Shares or the Blackout Shares, three percent (3%) of such Investment Amount shall be retained by the Investor in respect of premium for such Private Equity Insurance. Notwithstanding the immediately preceding proviso, in the event that the premium charged to the Investor in respect of the Private Equity Insurance is reduced, the amount of the Purchase Price retained by the Investor shall be reduced proportionately.

     Section 2.4 Termination. The Investor may, at its sole discretion, terminate this Agreement and its obligation to purchase shares of Common Stock hereunder (including with respect to any Put, notice of which has been given but the applicable Closing Date has not yet occurred) in the event that (i) the Registration Statement is not declared effective within (90) days following the date required therefor in the Registration Rights Agreement; (ii) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of thirty (30) Trading Days during the Commitment Period, for any reason other than deferrals or suspension during a Blackout Period in accordance with the Registration Rights Agreement or as a result of corporate developments subsequent to the Subscription Date that would require such Registration
Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act or (iii) the Company shall at any time fail to comply with the requirements of Section 6.3, 6.4, 6.5 or 6.6. The Company may, in its sole discretion, terminate this Agreement and its rights and obligations hereunder in the event that (X) the Company shall have made Puts to the Investor and the aggregate of the Investment Amounts in respect of such Puts shall be equal to or greater than the Minimum Commitment Amount or (Y) the Company shall have made Puts to the Investor and the aggregate of the Investment Amounts in respect of such Puts shall be less than the Minimum Commitment Amount provided that the Company shall have paid to the Investor by wire transfer of immediately available funds the amount set forth in Section 2.1(b).

     Section 2.5 The Warrant. On the Subscription Date, the Company shall issue the Warrant to the Investor. The Warrant shall be delivered by the Company to the Investor upon execution of this Agreement by the parties hereto. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.

     Section 2.6 Blackout Shares. In the event that, (a) the Company delivers a Blackout Notice to the Investor of a Blackout Period in accordance with the Registration Rights Agreement, and (b) the Bid Price on the Trading Day immediately preceding such Blackout Period ("Old Bid Price") is greater than the Bid Price on the first Trading Day following such Blackout Period that the Investor may sell its Registrable Securities pursuant to an effective Registration Statement ("New Bid Price"), then the Company shall issue to the Investor the number of additional shares of Registrable Securities (the "Blackout Shares") equal to the difference between (X) the product of the number of Registrable Securities held by Investor immediately prior to the Blackout Period multiplied by the Old Bid Price, divided by the New Bid Price, and (Y) the number of Registrable Securities held by Investor immediately prior to the Blackout Period; provided, however, that for purposes of clauses (X) and (Y) of this Section 2.6, the number of Registrable Securities held by the Investor immediately prior to the Blackout Period shall be deemed to be equal to the lesser of (I) the actual number of Registrable Securities then held by the Investor and (II) 1,000,000 Registrable Securities.

     Section 2.7 Liquidated Damages. The parties hereto acknowledge and agree that the sum payable under Section 2.1(b) and the requirement to issue Blackout Shares under Section 2.6 above shall give rise to liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor in connection with the failure by the Company to make Puts with aggregate Purchase Prices totaling at least the Minimum Commitment Amount or in connection with a Blackout Period under the Registration Rights Agreement, and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.


                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants to the Company that:

     Section 3.1 Intent. The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) or intent at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

     Section 3.2 Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

     Section 3.3 Authority. Each of this Agreement, the Registration Rights Agreement, and the Escrow Agreement has been duly authorized by all necessary corporate action and no further consent or authorization of the Company, or its Board of Directors or stockholders is required. Each of this Agreement, the Registration Rights Agreement, and the Escrow Agreement was validly executed and delivered by the Investor and each is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 3.4 Not an affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

     Section 3.5 Organization and Standing. Investor is duly organized, validly existing, and in good standing under the laws of the British Virgin Islands.

     Section 3.6 Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument contemplated hereby, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, or, to the Investor's knowledge, (b) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound, (c) conflict with or constitute a material default thereunder, (d) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party, or (e) require the approval of any third-party (that has not been obtained) pursuant to any material contract to which Investor is subject or to which any of its assets, operations or management may be subject.

     Section 3.7 Disclosure; Access to Information. Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor. The Investor has reviewed or received copies of the SEC Documents.

     Section 3.8 Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that:

     Section 4.1 Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Except as set forth in the SEC Documents, the Company does not own more than fifty percent (50%) of the outstanding capital stock of or control any other business entity. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

     Section 4.2 Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Warrant and the Escrow Agreement and to issue the Put Shares, the Warrant, the Warrant Shares and the Blackout Shares;
(ii) the execution and delivery of this Agreement and the Registration Rights Agreement, and the execution, issuance and delivery of the Warrant, by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (iii) each of this Agreement and the Registration Rights Agreement has been duly executed and delivered, and the Warrant has been duly executed, issued and delivered, by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 4.3 Capitalization. As of August 2, 1999, the authorized capital stock of the Company consisted of 60,000,000 shares of Common Stock, of which 23,467,138 were issued and outstanding and 1,000,000 shares of Preferred Stock, $.01 par value, of which 500,000 has been designated Series E Preferred Stock, of which 297, 289 were issued and outstanding. Except as set forth on Schedule
4.3 hereof, there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. [COMPANY TO PROVIDE INFORMATION AND SCHEDULE]

     Section 4.4 Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the Nasdaq National Market ("Nasdaq").

     Section 4.5 SEC Documents. The Company has delivered or made available to the Investor true and complete copies of the SEC Documents (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     Section 4.6 Exemption from Registration; Valid Issuances. The sale and issuance of the Warrant, the Warrant Shares, the Put Shares and any Blackout Shares in accordance with the terms and on the bases of the representations and warranties set forth in this Agreement, may and shall be properly issued pursuant to Rule 4(2), Regulation D and/or any applicable state law. When issued and paid for as herein provided, the Put Shares, the Warrant Shares and any Blackout Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Put Shares, the Warrant, the Warrant Shares or any Blackout Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, or the Warrant shall
(i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Put Shares, the Warrant Shares, any Blackout Shares or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company. The Put Shares, the Warrant Shares and any Blackout Shares shall not subject the Investor to personal liability by reason of the ownership thereof.

     Section 4.7 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares, the Warrant, the Warrant Shares or any Blackout Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

     Section 4.8 Corporate Documents. The Company has furnished or made available to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

     Section 4.9 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Put Shares, the Warrant, the Warrant Shares and the Blackout Shares do not and will not (i) result in a violation of the Certificate or By-Laws or (ii) except as set forth on Schedule 4.9, conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided, however, that for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (iii), such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of the Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock or the Warrant in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on Nasdaq); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

     Section 4.10 No Material Adverse Change. Since September 31, 1998, no event has occurred that would have a Material Adverse Effect on the Company, except as disclosed in the SEC Documents.

     Section 4.11 No Undisclosed Liabilities. The Company has no liabilities or obligations that are material, individually or in the aggregate, and that are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's businesses since September 31, 1998, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

     Section 4.12 No Undisclosed Events or Circumstances. Since September 31, 1998, no event or circumstance has occurred or exists with respect its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     Section 4.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

     Section 4.14 Litigation and Other Proceedings. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which might result in a Material Adverse Effect.

     Section 4.15 No Misleading or Untrue Communication. The Company and any duly authorized Person representing the Company in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     Section 4.16 Material Non-Public Information. The Company is not in possession of, nor has the Company or its agents disclosed to the Investor, any material non-public information that (i) if disclosed, would, or could reasonably be expected to have, a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.


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


                                    ARTICLE V
                            COVENANTS OF THE INVESTOR

     Section 5.1 Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed.

     Section 5.2 Limitation on Short Sales. The Investor and its affiliates shall not engage in short sales of the Company's Common Stock; provided, however, that the Investor may enter into any short sale or other hedging or similar arrangement it deems appropriate with respect to Put Shares after it receives a Put Notice with respect to such Put Shares so long as such sales or arrangements do not involve more than the number of such Put Shares (as determined by the Investor as of the date of such Put Notice).


                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

     Section 6.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all respects with the terms thereof.

     Section 6.2 Reservation of Common Stock. As of the date hereof, the Company has available and the Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Put Shares, the Warrant Shares and the Blackout Shares; such amount of shares of Common Stock to be reserved shall be calculated based upon the Bid Price on the Subscription Date for the Put Shares under the terms and conditions of this Agreement and the Exercise price of the Warrant and a good faith estimate by the Company in consultation with the investor of the number of Blackout Shares that will need to be issued. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered hereunder.

     Section 6.3 Listing of Common Stock. The Company shall maintain the listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) will cause the Put Shares and the Warrant Shares to be listed on the Principal Market. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Put Shares, the Warrant Shares and any Blackout Shares, and shall take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall take use its best efforts to continue the listing and trading of its Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

     Section 6.4 Exchange Act Registration. The Company shall cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

     Section 6.5 Legends. The certificates evidencing the Put Shares, the Warrant Shares and the Blackout Shares shall be free of legends, except as provided for in Article VIII and as may be required under Delaware law for corporations with more than one class of stock outstanding.


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


     Section 6.6 Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company.

     Section 6.7 Additional SEC Documents. The Company shall deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

     Section 6.8 Notice of Certain Events Affecting Registration; Suspension of Right to Make a Put. The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement or for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate, and the Company shall promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Notice during the continuation of any of the foregoing events.

     Section 6.9 Expectations Regarding Put Notices. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company undertakes to notify the Investor as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate with respect to such calendar quarter and shall in no way obligate the Company to raise such amount during such calendar quarter or otherwise limit its ability to deliver Put Notices during such calendar quarter. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section 6.10 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement and the Warrant.

     Section 6.11 Issuance of Put Shares, Warrant Shares and Blackout Shares. The sale of the Put Shares, the issuance of the Warrant Shares pursuant to exercise of the Warrant and the issuance of any Blackout Shares shall be made in accordance with the provisions and requirements of Regulation D and any applicable state law. Issuance of the Warrant Shares pursuant to exercise of the Warrant through a cashless exercise shall be made in accordance with the provisions and requirements of Section 3(a)(9) under the Securities Act and any applicable state law.


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


     Section 6.12 Legal Opinion on Subscription Date. The Company's general or outside counsel shall deliver to the Investor on the Subscription Date an opinion in the form of Exhibit E, except for paragraph 6 thereof.

     Section 6.13 No Other Equity Lines. The Company shall refrain from entering into any other agreements, arrangements or understandings granting to the Company the right to put shares of its securities to one or more investors through private placements.


                                   ARTICLE VII
                            CONDITIONS TO DELIVERY OF
                      PUT NOTICES AND CONDITIONS TO CLOSING

     Section 7.1 Conditions Precedent to the Obligation of the Company to Issue and Sell Common Stock. The obligation hereunder of the Company to issue and sell the Put Shares to the Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

     (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

     (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

     Section 7.2 Conditions Precedent to the Right of the Company to Deliver a Put Notice and the Obligation of the Investor to Purchase Put Shares. The right of the Company to deliver a Put Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (i) the applicable Put Date and (ii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

     (a) Registration of the Registrable Securities with the SEC. As set forth in the Registration Rights Agreement, the Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities by the Investor that shall have been declared effective by the SEC prior to the first Put Date, but in no event later than one hundred fifty (150) days after Subscription Date.

     (b) Effective Registration Statement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist.

     (c)  Accuracy  of  the  Company's   Representations  and  Warranties.   The
     representations and warranties of the Company shall be true and correct as of each


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     Condition  Satisfaction  Date as though made at each such time  (except for representations and warranties specifically made as of a particular date).

     (d) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and the Warrant to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

     (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement or otherwise has a Material Adverse Effect, and no actions, suits or proceedings shall be in progress, pending or threatened by any Person, that seek to enjoin or prohibit the transactions contemplated by this Agreement or otherwise could reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph (e), no proceeding shall be deemed pending or threatened unless one of the parties has received written or oral notification thereof prior to the applicable Closing Date.

     (f) No Suspension of Trading In or Delisting of Common Stock. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the NASD and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market (including, without limitation, delisted to the Nasdaq Bulletin Board). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

     (g) Legal Opinion. The Company shall have caused to be delivered to the Investor, within five (5) Trading Days of the Effective Date, an opinion of the Company's independent or general counsel in the form of Exhibit E hereto, addressed to the Investor.

     (h) Ten Percent Limitation. On each Closing Date, the number of Put Shares then to be purchased by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Registerable
     Securities then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning no more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. In the event that the number of Put Shares to be purchased by the Investor is limited by the provisions of this
     Section 7.2(h), then the Company shall no longer have any obligation with respect to the Minimum Commitment Amount under Section 2.1(b). For purposes of this Section, in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Warrant Shares and Blackout Shares, would own more than 9.9% of the Common Stock following such Closing Date.


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


     (i) Intentionally Omitted.

     (j) Minimum Average Daily Trading Volume. The Average Daily Trading Volume for the Common Stock with respect to the applicable Put Date and Closing Date equals or exceeds 25,000 shares.

     (k) No Knowledge. The Company shall have no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such Notice is deemed delivered).

     (l) Trading Cushion. The Trading Cushion shall have elapsed since the immediately preceding Put Date.

     (m) Shareholder Vote. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

     (n) Escrow Agreement. The parties hereto shall have entered into the Escrow Agreement.

     (o) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2., including, without limitation, a certificate in substantially the form and substance of Exhibit F hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

     Section 7.3 Due Diligence Review; Non-Disclosure of Non-Public Information.

     (a) The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any Underwriter, any Registration Statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or Underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and Underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     (b) Each of the Company, its officers, directors, employees and agents shall in no event disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public


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


     information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

     (c) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company shall, as hereinabove provided, immediately notify the advisors and representatives of the Investor and any Underwriters of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 7.3 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms and conditions of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                                  ARTICLE VIII
                                     LEGENDS

     Section 8.1 Legends. Each of the Warrant and, unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend (the "Legend"):

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE EQUITY LINE AGREEMENT BETWEEN PIXTECH, INC. AND KINGSBRIDGE CAPITAL LIMITED DATED AS OF AUGUST 5, 1999. A COPY OF THE PORTION


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


     OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.

     As soon as practicable after the execution and delivery hereof, but in any event within 5 Trading Days hereafter, the Company shall issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit G hereto, with a copy to the Investor. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investor:

     (a) At any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective and (ii) if reasonably requested by the transfer agent the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement under applicable federal law.

     (b) At any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered together with an opinion of counsel to the effect that either (i) the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or (ii) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities in a manner other than pursuant to an effective registration statement, to a transferee who shall upon such transfer be entitled to freely tradeable securities.

     Section 8.2 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 8.1 has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfers orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VIII and as may be required under Delaware law for corporations with more than one class of stock outstanding.

     Section 8.3 Investor's Compliance. Nothing in this Article VIII shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.


                                   ARTICLE IX
                                 INDEMNIFICATION

     Section 9.1 Indemnification. (i) The Company agrees to indemnify and hold harmless the Investor, its partners, affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act


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


or Section 20 of the Exchange Act, together with the Controlling Persons (as defined in the Registration Rights Agreement) from and against any Damages, joint or several, and any action in respect thereof to which the Investor, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent that such damages result solely from the Investor's failure to perform any covenant or agreement contained in this Agreement, provided, however, that the Company shall not be liable in any such case to the extent that any such Damages arise out of or are based upon information furnished to the Company by or on behalf of the Investor in writing and (ii) the Investor agrees to indemnify and hold harmless the Company, its partners, affiliates, officers, directors, employees and duly authorized agents and its Controlling Persons (as defined in the Registration Rights Agreement) from and against any Damages, joint or several, and any action in respect thereof to which the Company, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Investor contained in this Agreement; provided, however, that the indemnification obligation of the Investor under this Section 9.1 shall not exceed an aggregate maximum amount of $500,000.

     Section 9.2 Method of Asserting Indemnification Claims. All claims for indemnification by any Indemnified Party (as defined below) under Section 9.1 shall be asserted and resolved as follows:

     (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 9.1 (an "Indemnified Party") might seek indemnity under Section 9.1 is asserted against or sought to be collected from such Indemnified Party by a person other than the Company, the Investor or any affiliate of the Company or (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 12.2 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under
     Section 9.1 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

          (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 9.2(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the


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


          Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9.1). The
          Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 9.1 with respect to such Third Party Claim.

          (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.2(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

          (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section
          9.1 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Loss in the amount specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 9.1 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 9.2.

     (b) In the event any  Indemnified  Party should have a claim under  Section
     9.1 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver to the Indemnifying Party a written notification of a claim for indemnity under Section 9.1 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.1 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 9.2.

     (c) Any dispute under this Agreement or the Warrant shall be submitted to arbitration (including, without limitation, pursuant to this Section 12.3) and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (the "Board of Arbitration") selected as hereinafter provided. Each of the Indemnified Party and the Indemnifying Party shall select one (1) member and the third member shall be selected by mutual agreement of the other members, or if the other members fail to reach agreement on a third member within twenty (20) days after their selection, such third member shall thereafter be selected by the American Arbitration Association upon application made to it for such purpose by the Indemnified Party. The Board of Arbitration shall meet on consecutive business days in New York County, New York or such other place as a majority of the members of the Board of Arbitration determines more appropriate, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the Indemnifying Party is required to pay to the Indemnified Party in respect of a claim filed by the Indemnified Party. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow such rules and procedures as a majority of the members of the Board of Arbitration deems necessary or appropriate. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to the Indemnified Party and the Indemnifying Party. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the Indemnified Party and the Indemnifying Party and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. Each party to any arbitration shall bear its own expense in relation thereto, including but not limited to such party's attorneys' fees, if any, and the expenses and fees of the Board of Arbitration shall be divided between the Indemnifying Party and the Indemnified Party in the same proportion as the portion of the related claim determined by the Board of Arbitration to be payable to the Indemnified Party bears to the portion of such claim determined not to be so payable.


                                    ARTICLE X
                                  MISCELLANEOUS

     Section 10.1 Fees and Expenses. Each of the Company and the Investor agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of the Investor's counsel in an amount not to exceed $25,000 for the preparation, negotiation, execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Warrant.

     Section 10.2 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Nasdaq or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity or the Principal Market.

     Section 10.3 Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section 10.4 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:

     Pixtech, Inc.
     Avenue Olivier Perroy
     13790 Rousset, France
     Attention: Yves Morel
     Chief Financial Officer
     Telephone: (011) 33-4-42-29-1000
     Facsimile:

with a copy to:

     Palmer & Dodge, LLP
     One Beacon Street
     Boston, Massachusetts, 02108
     Attention: Michael Lytton, Esq. and Marc A. Rubenstein, Esq.
     Telephone: (617) 573-0100
     Facsimile:  (617) 227-4420

if to the Investor:

     Adam Gurney
     Kingsbridge Capital Limited
     c/o Kingsbridge Corporate Services Limited
     Main Street
     Kilcullen, County Kildare
     Republic of Ireland
     Telephone: 011-353-45-481-811
     Facsimile: 011-353-45-482-003

with a copy (which shall not constitute notice) to:

     Rogers & Wells LLP
     200 Park Avenue, 52nd Floor
     New York, NY  10166
     Attention:  Keith M. Andruschak, Esq.
     Telephone: (212) 878-8000
     Facsimile: (212) 878-8375

Either party hereto may from time to time change its address or facsimile number for notices under this Section by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 10.5 Assignment. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased or acquired by the Investor hereunder with respect to the Common

Stock held by such person, and (b) the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) upon the prior written consent of the Company, which consent shall not to be unreasonably withheld.

     Section 10.6 Amendment; No Waiver. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto. The failure of the either party to insist on strict compliance with this Agreement, or to exercise any right or remedy under this Agreement, shall not constitute a waiver of any rights provided under this Agreement, nor estop the parties from thereafter demanding full and complete compliance nor prevent the parties from exercising such a right or remedy in the future.

     Section 10.7 Annexes and Exhibits; Entire Agreement. All annexes and exhibits to this Agreement are incorporated herein by reference and shall constitute part of this Agreement. This Agreement, the Warrant, the Registration Rights Agreement and the Escrow Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, relating to the subject matter hereof.

     Section 10.8 Termination; Survival. This Agreement shall terminate on the earlier of (i) twenty four (24) months after the commencement of the Commitment Period (ii) such date that the Investor terminates this Agreement pursuant to
Section 2.4 hereof and (iii) the date on which the Company has made Puts with an aggregate Investment Amount equal to the Maximum Commitment Amount; provided, however, that the provisions of Articles VI, VIII, IX and X, and of Section 2.1(b) and Section 7.3, shall survive the termination of this Agreement.

     Section 10.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 10.10 Title and Subtitles. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

     Section 10.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

     Section 10.12 Choice of Law. This Agreement shall be construed under the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Line Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                KINGSBRIDGE CAPITAL LIMITED


                                By:  /s/  Valentine O'Donoghue
                                     ----------------------------------
                                          Valentine O'Donoghue
                                          Director



                                PIXTECH, INC.



                                By:  /s/  Dieter Mezger
                                     ----------------------------------
                                          Name:
                                          President and Chief Executive Officer

                                     ANNEX A
                               MAXIMUM PUT AMOUNT

     The Maximum Put Amount with respect to a Put shall be determined based upon the Average Daily Trading Volume of shares of Common Stock with respect to the relevant Put Date and the Market Price as of such Put Date of shares of Common Stock on such Put Date as follows:

                 ===============================================================
                                  Average Daily Trading Volume
=================---------------------------------------------------------------
Market Price ($    25,000-40,000    40,001-55,000   55,001-75,000   75,000-above
   per share)
================================================================================
   1.00-1.25         $125,000         $160,000        $230,000        $337,500
--------------------------------------------------------------------------------
   1.26-1.40         $140,000         $250,000        $300,000        $475,000
--------------------------------------------------------------------------------
  1.41-1.625         $165,000         $300,000        $400,000        $550,000
--------------------------------------------------------------------------------
  1.626-1.875        $200,000         $400,000        $500,000        $650,000
--------------------------------------------------------------------------------
  1.876-2.125        $250,000         $500,000        $600,000        $750,000
--------------------------------------------------------------------------------
  2.126-2.375        $325,000         $600,000        $700,000        $850,000
--------------------------------------------------------------------------------
  2.376-2.625        $400,000         $700,000        $850,000      $1,000,000
--------------------------------------------------------------------------------
  2.626-3.00         $500,000          800,000       1,000,000       1,150,000
--------------------------------------------------------------------------------
  3.00-Above         $650,000         $950,000      $1,150,000      $1,300,000
================================================================================

                                    EXHIBIT A

                            FORM OF ESCROW AGREEMENT

                To be mutually agreed upon by the parties hereto

                                    EXHIBIT B

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                To be mutually agreed upon by the parties hereto

                                    EXHIBIT C

                                 FORM OF WARRANT

                To be mutually agreed upon by the parties hereto

                                    EXHIBIT D

                                   [RESERVED]

                                    EXHIBIT E

              FORM OF OPINION OF THE COMPANY'S INDEPENDENT COUNSEL

[Date]

Kingsbridge Capital Limited
PO Box 3340
Barclays House
Wickhams Cay, Road Town, Tortola
British Virgin Islands

Re:  Private  Equity Line  Agreement  Between  Kingsbridge  Capital  Limited and
     [ISSUER]

Ladies and Gentlemen:

     This opinion is furnished to you pursuant to Section [6.12] [7.2(g)] of the Private Equity Line Agreement by and between Kingsbridge Capital Limited, a British Virgin Islands entity (the "Investor") and [ISSUER]., a Delaware corporation (the "Company"), dated as of [DATE] (the "Equity Line Agreement"), which provides for the issuance and sale by the Company of up to $15,000,000 worth of shares of Common Stock of the Company (upon the terms and subject to the conditions contained therein) (the "Put Shares"), certain additional shares upon the occurrence of certain events as set forth in Section 2.6 thereof (the "Blackout Shares"), and a warrant to purchase 100,000 shares of Common Stock of the Company (the "Warrant", and the shares of Common Stock issued or issuable pursuant to exercise of the Warrant, the "Warrant Shares"). All terms used herein have the meanings defined for them in the Equity Line Agreement unless otherwise defined herein.

     We have acted as counsel for the Company in connection with the negotiation of the Equity Line Agreement, the Warrant, the Registration Rights Agreement between the Investor and the Company, dated as of [DATE] (the "Registration Rights Agreement"), and the Escrow Agreement between the Investor, the Company and [ESCROW AGENT], dated as of [DATE] (the "Escrow Agreement", and together with the Equity Line Agreement and the Registration Rights Agreement, the "Agreements"). As counsel, we have made such legal and factual examinations and inquires as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

     As used in this opinion, the expression "to our knowledge" refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Agreements and the Warrant and the transactions contemplated thereby.

     For purposes of this opinion, we have assumed that you have all requisite power and authority, and have taken any and all necessary corporate action, to execute and deliver the Agreements, and we are assuming that the representations and warranties made by the Investor in the Agreements and pursuant thereto are true and correct.

     The  opinions   hereinafter   expressed   are  subject  to  the   following
qualifications:

                        [QUALIFICATIONS TO BE NEGOTIATED]

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority (corporate and other) to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC Documents. To our knowledge, the Company does not own more than fifty percent (50%) of the outstanding capital stock of or control any other business entity.

     2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements and the Warrant and to issue the Put Shares, the Warrant, the Warrant Shares and the Blackout Shares. The execution and delivery of the Agreements, and the execution, issuance and delivery of the Warrant, by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Agreements has been duly executed and delivered, and the Warrant has been duly executed, issued and delivered, by the Company and each of the Agreements and the Warrant constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     3. The execution, delivery and performance of the Agreements and the Warrant by the Company and the consummation by the Company of the transactions contemplated thereby, including without limitation the issuance of the Put Shares, the Warrant, the Warrant Shares and the Blackout Shares, do not and will not (i) result in a violation of the Company's Articles or By-Laws; (ii) to our knowledge, conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement known to us to which the Company is a party, except for such conflicts, defaults, terminations, amendments, accelerations and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect; or (iii) result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. To our knowledge, the Company is not in violation of any terms of its Articles or Bylaws.

     4. The issuance of the Put Shares, the Warrant and the Blackout Shares in accordance with the Equity Line Agreement, and the issuance of the Warrant Shares in accordance with the Warrant, will be exempt from registration under the Securities Act of 1933 and will be in compliance with [STATE] state securities laws. When so issued, the Put Shares, the Blackout Shares and the Warrant Shares will be duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Company's Articles of Incorporation (the "Articles") or Bylaws or, to our knowledge, in any agreement to which the Company is party.

     5. To our knowledge, except as disclosed in the SEC Documents, there are no claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such, nor has the Company received any written threat of any such claims, actions, suits, proceedings, or investigations which are required to be and have not been disclosed in the SEC Documents.

     [6. Nothing has come to our attention that has caused us to believe that the Registration Statement and the Prospectus at the time the Registration Statement became effective and as of the date of the filing with the Commission of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q incorporated by reference into such Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; however, we express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data derived therefrom included in the Registration Statement or the Prospectus.] [For Opinion pursuant to Section 7.2(g).]

     This opinion is furnished to the Purchaser solely for its benefit in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                        Very truly yours,


                                        [OUTSIDE COUNSEL TO THE ISSUER]

                                    EXHIBIT F

                             COMPLIANCE CERTIFICATE
                                  PIXTECH, INC.

     The undersigned, _________________., hereby certifies, with respect to shares of common stock of Pixtech Corporation (the "Company") issuable in connection with the Put Notice, dated _____________ (the "Notice"), delivered pursuant to Article II of the Private Equity Line Agreement, dated as of [DATE], by and between the Company and Kingsbridge Capital Limited (the "Agreement"), as follows:

     1. The undersigned is the duly elected President and Chief Executive Officer of the Company.

     2. The representations and warranties of the Company set forth in Article V of the Agreement are true and correct in all material respects as though made on and as of the date hereof.

     3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Closing Date related to the Notice and has complied in all material respects with all obligations and conditions contained in Article VII of the Agreement.

     The undersigned has executed this Certificate this ____ day of ________, 199_.


                                        ------------------------------------

                                        President and Chief Executive Officer

                                    EXHIBIT G

                         INSTRUCTIONS TO TRANSFER AGENT
                                  PIXTECH, INC.


                                                                  July ___, 1999


[Name, address and phone and facsimile number of Transfer Agent]


Dear Sirs:

     Reference is made to the Private Equity Line Agreement (the "Agreement"), dated as of[DATE] between Kingsbridge Capital Limited (the "Investor") and [ISSUER] (the "Company"). Pursuant to the Agreement, subject to the terms and conditions set forth in the Agreement the Investor has agreed to purchase from the Company and the Company has agreed to sell to the Investor from time to time during the term of the Agreement shares of Common Stock of the Company, $.01 par value per share (the "Common Stock"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock to be issued to the Investor (or a permitted assignee) pursuant to the Agreement. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

     1. ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

     Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Investor under the Agreement. The Company will advise the
Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective. The Transfer Agent shall be entitled to rely on such advice and shall assume that the effectiveness of such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following two paragraphs, the Transfer Agent shall deliver to the Investor certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel or any other party (other than as described in such paragraphs).

     At any time after the effective date of the applicable registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective or not required to be supplemented or amended) upon any surrender of one or more certificates evidencing Common Stock which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, the Transfer Agent shall deliver to the Investor the certificates representing the Common Stock not bearing the Legend, in such names and denominations as the Investor shall request, provided that:

     (a) in connection with such event, if so requested by the Transfer Agent, the Investor (or its permitted assignee) shall confirm in writing to the Transfer Agent that the Investor has complied with the prospectus delivery requirement under the Securities Act;

     (b) if so requested by the Transfer Agent, the Investor (or its permitted assignee) shall represent that it is permitted to dispose thereof with limitation as to amount of manner of sale pursuant to Rule 144(k) under the Securities Act; or

     (c) the Investor, its permitted assignee, or either of their brokers confirms to the transfer agent that (i) the Investor has held the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investor (or the Trading Day immediately following if such date is not a Trading Day), the Investor will not have sold more than the greater of
     (a) ____ percent (___%) of the total number of outstanding shares of Common Stock or (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading
     Day), and (iii) the Investor has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act.

     Any advice, notice or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of (___)-___-____.

     2.   MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK

     In connection with any Closing pursuant to which the Investor acquires Common Stock under the Agreement, the Transfer Agent shall deliver certificates representing Common Stock (with or without the Legend, as appropriate) as promptly as practicable, but in no event later than three business days, after such Closing.

     3.   FEES OF TRANSFER AGENT; INDEMNIFICATION

     The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.

     4.   THIRD PARTY BENEFICIARY

     The Company and the Transfer Agent acknowledge and agree that the Investor is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions hereof.

          PIXTECH, INC.


          By:____________________________________
               Name
               Title


AGREED:

[NAME OF TRANSFER AGENT]


By:__________________________
Name:
Title:

                                  Schedule 4.3

                                 Capitalization

1. The Company has reserved 5,509,035 shares of its Common Stock for conversion of the Company's Series E Preferred Stock into Common Stock.

2. The Company has reserved 62,500 shares of its Common Stock for conversion of a certain warrant issued to Comdisco.

3. The Company has reserved 150,000 shares of its Common Stock for conversion of a certain warrant issued to PanoCorp, Inc.

4. As of March 10, 1999 the Company has reserved 3,077,302 shares of its Common Stock for conversion of a convertible note issued to Sumitomo Corporation.

5. The Company has reserved 5,156,372 shares of its Common Stock pursuant to the Company's 1993 Stock Option Plan, of which 167,706 shares have been issued as of March 1, 1999.

6. The Company has reserved 50,000 shares of its Common Stock pursuant to which the company's 1995 Director Stock Option Plan, of which no shares have been issued as of March 1, 1999.

7. The Company has reserved 100,000 shares of its Common Stock pursuant to the Company's 1993 Employee Stock Purchase Plan, of which no shares have been issued as of March 1, 1999.

                                  Schedule 4.9

                                   No Conflict


1. The  company  must  obtain a waiver  from  Sumitomo  Corporation  pursuant to
Section 10.11 of the Credit Agreement dated as of July 21, 1997 by and between Sumitomo Corporation and the Company.

2. The Company  must obtain a waiver from Micron  Technology,  Inc.  pursuant to
Section 2.9 of the Investor Rights Agreement dated as of May 19, 1999 by and among Micron Technology, Inc. and the Company.